UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2006
REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-6159	63-0589368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
417 NORTH 20th STREET
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (205) 944-1300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Representatives of the Registrant are scheduled to make a presentation to investors at the 2006 Merrill Lynch Banking & Financial Services Investor Conference in New York on Thursday, November 16, 2006 at approximately 8:00 a.m. Eastern Time discussing current prospects for the company.
A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also with be available on Regions’ Web site at www.regions.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Exhibit Index

Exhibit No.	Exhibit

99.1	Visual materials for Registrant’s November 16, 2006, presentation to analysts in New York

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Alton E. Yother

Name:	Alton E. Yother
Title:	Executive Vice President and Controller
Date: November 16, 2006